UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

               Date of Report (Date of earliest event reported):
                                October 6, 2004

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

       Washington                     000-29829                 91-1815009
(State or other jurisdiction of   (SEC File Number)           (IRS Employer
 incorporation or organization)                             Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

          Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the nine months ended September 30, 2004. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

          Pacific's net income for the nine months ended September 30, 2004, was $4,235,926, a 22.5% increase compared to $3,457,026 for the nine months ended September 30, 2003. The most significant factor contributing to the increase was the acquisition and merger of BNW Bancorp, Inc., effective February 27, 2004, accounted for as a purchase.

          Net interest income for the nine months ended September 30, 2004, increased $4,932,215 to $14,207,843 compared to the same period of the prior year. The increase is attributable to a $5,418,852 increase in interest income and a $486,637 increase in interest expense.

          Non-interest income increased $879,555 to $2,320,375 for the nine months ended September 30, 2004, compared to the same period of the prior year, while non-interest expense increased $4,002,870 to $9,847,292. The increase in non-interest expense was primarily related to increases in all expense categories due to the merger of BNW Bancorp, Inc.

          The federal income tax provision for the nine months ended September 30, 2004, was $1,775,000, compared to $1,415,000 for the nine months ended September 30, 2003.

          Pacific's unaudited consolidated balance sheets at September 30, 2004 and September 30, 2003, and unaudited consolidated statements of operations for the nine months ended September 30, 2004 and 2003, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheet
                                   (unaudited)

                                           9-30-04         9-30-03
                                           -------         -------

      Cash & due from banks             $ 11,449,736     $ 18,473,134
      Taxable securities                  30,485,490       51,699,786
      Non-taxable securities              18,525,403       16,595,904
      Fed funds sold                               0        5,590,000
      Loans held for sale                  6,061,076                0
      Real estate                        222,897,899      127,548,297
      Commercial                          95,810,486       60,407,523
      Installment                         10,988,010        5,521,322
      Overdrafts                             259,341          191,986
                                        ------------     ------------

      Gross loans                        336,016,812      193,669,128
      Less: Loan loss reserve              4,059,760        2,352,637
                                        ------------     ------------
      Net loans                          331,957,053      191,316,491

      Fixed assets-net                     6,786,421        3,729,466
      Goodwill and intangibles            11,573,606                0
      Other real estate owned                 83,818          897,961
      BOLI & cash surrender life ins       8,947,213        6,119,916
      Other assets                         3,835,356        2,792,082
                                        ------------     ------------

      TOTAL ASSETS                      $423,644,095     $297,214,740
                                        ============     ============

      DEPOSITS:
          Demand                        $ 70,636,858     $ 42,903,238
          Now                             49,519,959       34,825,580
          Money market                    56,306,605       32,334,197
          Savings                         56,595,892       54,448,393
          Time                           115,012,880       88,242,546
                                        ------------     ------------
      Total deposits                     348,072,195      252,753,954

      Fed funds purchased                  5,199,000                0
      Other borrowings                    19,500,000       14,500,000
      Other liabilities                    3,437,388        2,003,552
                                        ------------     ------------
      Total liabilities                  376,208,583      269,257,506
                                        ------------     ------------

      Common stock                         3,179,839        2,512,669
      Additional paid-in capital          27,112,249        9,838,981
      Undivided profits                   12,663,693       11,614,455
      Acc. other comprehensive income        243,805          534,103
      Curr. period profit/(loss)           4,235,926        3,457,026
                                        ------------     ------------
      Total equity                        47,435,512       27,957,234
                                        ------------     ------------

      TOTAL LIABILITIES & EQUITY        $423,644,095     $297,214,740
                                        ============     ============

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                        (unaudited)

                                       Nine Months Ended September 30,
                                       ------------------------------
                                             2004            2003
                                             ----            ----

      Interest on loans                  $13,844,030     $ 9,232,350
      Fees/late charges on loans           1,703,085         724,430
      Interest on investments              1,755,056       1,878,898
      Interest on fed funds sold              11,789          59,431
                                         -----------     -----------
      Total interest income               17,313,961      11,895,109

      Interest exp. on deposits            2,632,435       2,261,569
      Other interest expense                 473,683         357,912
                                         -----------     -----------
      Total interest expense               3,106,118       2,619,481
                                         -----------     -----------

      Net interest income                 14,207,843       9,275,628
      Less: Prov. for loan losses            670,000               0
                                         -----------     -----------
      Net int. income after prov.         13,537,843       9,275,628

      S/C on deposit accounts                216,016         180,508
      Overdraft charges                      734,970         582,977
      Other charges & fees                   289,181         338,942
      Other income                         1,080,209         338,393
                                         -----------     -----------
      Total non interest income            2,320,375       1,440,820

      Salaries and employee benefits       5,945,381       3,519,374
      Occupancy and equipment              1,141,578         718,147
      Other                                2,760,333       1,606,901
                                         -----------     -----------
      Total operating expenses             9,847,292       5,844,422
                                         -----------     -----------
      Income before taxes                  6,010,926       4,872,026
      Income taxes                         1,775,000       1,415,000
                                         -----------     -----------

      NET INCOME                         $ 4,235,926     $ 3,457,026
                                         ===========     ===========

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                       Nine Months Ended September 30,
                                       -------------------------------
                                              2004             2003
                                              ----             ----

      Net interest margin                     5.23%           4.73%
      Efficiency ratio                       58.44%          53.11%
      Return on average assets                1.44%           1.65%
      Return on tangible equity              17.70%          18.70%



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          PACIFIC FINANCIAL CORPORATION


DATED:  October 6, 2004                   By:/s/ John Van Dijk
                                             ---------------------
                                                John Van Dijk
                                                Secretary


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